Vanguard Commodity Strategy Fund

Supplement Dated January 12, 2026, to the Prospectus and Summary Prospectus

As approved by the board of directors of The Vanguard Group, Inc. (the “Vanguard Board”), effective today, The Vanguard Group, Inc.’s (Vanguard) portfolio management and proxy voting administration services have reorganized into separate teams within two newly established wholly owned subsidiaries, Vanguard Capital Management, LLC (VCM) and Vanguard Portfolio Management, LLC (VPM) (the “Reorganization”). The Vanguard Board has determined that the Reorganization is in the best interests of the Vanguard funds and their shareholders.

In connection with the Reorganization, Vanguard has entered into intercompany service agreements with each of VCM and VPM. Each intercompany service agreement was approved by the Vanguard Board and a majority of the independent trustees of the boards of trustees of the Vanguard funds.

The Reorganization is not expected to increase the expense ratios of the Vanguard funds, nor does it necessitate any changes to the Vanguard funds’ investment objectives or strategies.

Prospectus and Summary Prospectus Changes

Vanguard serves as advisor to the Fund through VCM and VPM, each of which is a wholly owned subsidiary of Vanguard established in 2025. VCM and VPM exercise portfolio management responsibilities for the Fund. Vanguard, through VCM and VPM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and intercompany service agreements between Vanguard and each of VCM and VPM, subject to the supervision and oversight of the trustees and officers of the Fund. As Vanguard is the sponsor and overall manager for the Fund, it may, through a wholly owned subsidiary, provide investment advisory services to the Fund under certain circumstances.

As Vanguard is the sponsor and overall manager for the Fund, it may, through its wholly owned subsidiaries VCM and/or VPM, provide investment advisory services to the Fund under certain circumstances.

The information in the preceding paragraphs amends, replaces, and/or supplements, as appropriate, information described under the “Investment Advisor” section of the Fund’s Prospectus and Summary Prospectus. The title

“Principal of Vanguard” for Joshua C. Barrickman remains unchanged. All other references to “Vanguard” within a portfolio manager’s title are hereby deleted and replaced with “VCM” (for Joshua C. Barrickman) or “VPM” (for Fei Xu).

© 2026 The Vanguard Group, Inc. All rights reserved.	PS 517A 012026
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